Exhibit 10.25

CONTINUING GUARANTY

This CONTINUING GUARANTY (as amended from time to time, this “Guaranty”), dated as of November 30, 2010, is executed by CONN’S, INC., a Delaware corporation (“Parent”), CAI HOLDING CO., a Delaware corporation (“CAIH”), CAI CREDIT INSURANCE AGENCY, INC., a Louisiana corporation (“CAIC”), CONN LENDING, LLC, a Delaware limited liability company (“CLL”), and CAIAIR, INC., a Delaware corporation (“CAIAIR”; together with Parent, CAIH, CAIC, and CLL, each a “Guarantor” and, collectively, the “Guarantors”) in favor of GA CAPITAL, LLC, in its capacity as agent for Lenders (as hereinafter defined) (in such capacity, “Agent”), in light of the following facts:

R E C I T A L S:

WHEREAS, reference is made to that certain Term Loan and Security Agreement dated as of the date hereof (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Loan Agreement”), by and among Parent, Conn Appliances, Inc., a Texas corporation (“CAI”), Conn Credit I, LP, a Texas limited partnership (“CCI”), and Conn Credit Corporation, Inc. (“CCCI”, and together with CAI and CCI, collectively, “Borrowers”), the financial institutions from time to time party thereto as lenders (collectively, “Lenders”), and Agent, as administrative agent and collateral agent for the Lenders;

WHEREAS, the Lenders have agreed to make the Term Loan to the Borrowers pursuant to, and upon the terms and subject to the conditions specified in, the Loan Agreement;

WHEREAS, each Guarantor acknowledges that it will receive direct and indirect benefits from the Term Loan to be provided by the Lenders under the terms of the Loan Agreement; and

WHEREAS, the obligations of the Lenders to make the Term Loan are conditioned upon, among other things, the execution and delivery by the Guarantors of a guaranty in the form hereof.

NOW, THEREFORE, for valuable consideration hereby acknowledged, the parties agree as follows:

1.           Defined Terms.  All capitalized terms used which are not defined herein have the meanings given to them in the Loan Agreement.

2.           Guaranty.  Each Guarantor hereby jointly, severally, absolutely and unconditionally guarantees, as a guaranty of payment and performance and not merely as a guaranty of collection, prompt payment when due, whether at stated maturity, by required prepayment, upon acceleration, demand or otherwise, and at all times thereafter, of any and all existing and future indebtedness and liabilities of every kind, nature and character, direct or indirect, absolute or contingent, liquidated or unliquidated, voluntary or involuntary and whether for principal, interest, premiums, fees indemnities, damages, costs, expenses or otherwise, of Borrowers to Agent or any Lender arising under the Loan Agreement and any instruments, agreements or Loan Documents of any kind or nature now or hereafter executed in connection with the Loan Agreement (including the Obligations and all renewals, extensions, amendments, refinancings and other modifications thereof and all costs, attorneys’ fees and expenses incurred by Agent or any Lender in connection with the collection or enforcement of any of the foregoing), and whether recovery upon such indebtedness and liabilities may be or hereafter becomes unenforceable or shall be an allowed or disallowed claim under any case or proceeding commenced by or against any other Guarantor or any Borrower under any state, federal or foreign law for, or any agreement of such other Guarantor or Borrower to, (a) the entry of an order for relief under the Bankruptcy Code (Title 11, United States Code), or any other insolvency, debtor relief or debt adjustment law; (b) the appointment of a receiver, trustee, liquidator, administrator, conservator or other custodian for such other Guarantor or Borrower or any part of its properties; or (c) an assignment or trust mortgage for the benefit of creditors (collectively, “Insolvency Proceeding”), and including interest that accrues after the commencement by or against any Borrower of any proceeding under any Insolvency Proceeding (collectively, the “Guaranteed Obligations”).  Agent’s books and records showing the amount of the Guaranteed Obligations shall be admissible in evidence in any action or proceeding, and shall be binding upon the Guarantors and conclusive for the purpose of establishing the amount of the Guaranteed Obligations absent manifest error.  As to each Guarantor, this Guaranty shall not be affected by the genuineness, validity, regularity or enforceability of the Guaranteed Obligations against any Borrower or any other Guarantor or other obligor, or any instrument or agreement evidencing any Guaranteed Obligations, or by the existence, validity, enforceability, perfection, non-perfection or extent of any collateral therefor, or by any fact or circumstance relating to the Guaranteed Obligations which might otherwise constitute a defense of any Borrower or any other Guarantor or other obligor, to the obligations of the Guarantors under this Guaranty, and each Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to any or all of the foregoing.  Anything contained herein to the contrary notwithstanding, the obligations of each Guarantor hereunder at any time shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of the Bankruptcy Code (Title 11, United States Code) or any comparable provisions of any similar federal or state law.

3.           No Setoff or Deductions; Taxes; Payments.  Each Guarantor shall make all payments hereunder without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein.  If any such obligation (other than one arising with respect to taxes based on or measured by the income or profits of the Lender) is imposed upon such Guarantor with respect to any amount payable by it hereunder, each Guarantor will pay to the Lender, on the date on which such amount is due and payable hereunder, such additional amount in U.S. dollars as shall be necessary to enable Agent and Lenders to receive the same net amount which Agent and Lenders would have received on such due date had no such obligation been imposed upon such Guarantor.  Each Guarantor will deliver promptly to Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Guarantors hereunder.  The obligations of the Guarantors under this paragraph shall survive the payment in full of the Guaranteed Obligations and termination of this Guaranty.

4.           Rights of Lenders.  Each Guarantor consents and agrees that Agent and Lenders may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness hereof:  (a) amend, extend, renew, compromise, discharge, accelerate or otherwise change the time for payment or the terms of the Guaranteed Obligations or any part thereof; (b) take, hold, exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any security for the payment of this Guaranty or any Guaranteed Obligations; (c) apply such security and direct the order or manner of sale thereof as Agent or Lenders in their sole discretion may determine; and (d) release or substitute one or more of any endorsers or other guarantors of any of the Guaranteed Obligations.  Without limiting the generality of the foregoing, each Guarantor consents to the taking of, or failure to take, any action which might in any manner or to any extent vary the risks of the Guarantors under this Guaranty or which, but for this provision, might operate as a discharge of any Guarantor.

5.           Certain Waivers.  Each Guarantor waives (a) any defense arising by reason of any disability or other defense of any Borrower or any other guarantor, or the cessation from any cause whatsoever (including any act or omission of Agent or any Lender) of the liability of such Borrower; (b) any defense based on any claim that such Guarantors’ obligations exceed or are more burdensome than those of the Borrowers; (c) the benefit of any statute of limitations affecting the Guarantors’ liability hereunder; (d) any right to require Agent to proceed against any Borrower, proceed against or exhaust any security for the Guaranteed Obligations, or pursue any other remedy in Agent’s or any Lender’s power whatsoever; (e) any benefit of and any right to participate in any security now or hereafter held by Agent or any Lender; and (f) to the fullest extent permitted by law, any and all other defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties.  Each Guarantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of non-payment or non-performance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Guaranteed Obligations, and all notices of acceptance of this Guaranty or of the existence, creation or incurrence of new or additional Guaranteed Obligations.

6.           Obligations Independent.  The obligations of each Guarantor hereunder are those of a primary obligor, and not merely as surety, and are independent of the Guaranteed Obligations and the obligations of any other guarantor, and a separate action may be brought against each Guarantor to enforce this Guaranty whether or not any Borrower or any other person or entity is joined as a party.

7.           Subrogation.  No Guarantor shall exercise any right of subrogation, contribution, indemnity, reimbursement or similar rights with respect to any payments it makes under this Guaranty until all of the Guaranteed Obligations and any amounts payable under this Guaranty have been indefeasibly paid and performed in full and any commitments of Agent and Lenders or facilities provided by Agent or Lenders with respect to the Guaranteed Obligations are terminated.  If any amounts are paid to any Guarantor in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of Agent and Lenders and shall forthwith be paid to Agent to reduce the amount of the Guaranteed Obligations, whether matured or unmatured.

8.           Termination; Reinstatement.  This Guaranty is a continuing and irrevocable guaranty of all Guaranteed Obligations now or hereafter existing and shall remain in full force and effect until all Guaranteed Obligations and any other amounts payable under this Guaranty are indefeasibly paid in full in cash and any commitments of Agent and Lenders or facilities provided by Agent or Lenders with respect to the Guaranteed Obligations are terminated.  Notwithstanding the foregoing, this Guaranty shall continue in full force and effect or be revived, as the case may be, if any payment by or on behalf of any Borrower or any Guarantor is made, or Agent or any Lender exercises its right of setoff, in respect of the Guaranteed Obligations and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by Agent or any Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Insolvency Proceeding or otherwise, all as if such payment had not been made or such setoff had not occurred and whether Agent or any Lender is in possession of or has released this Guaranty and regardless of any prior revocation, rescission, termination or reduction.  The obligations of each Guarantor under this paragraph shall survive termination of this Guaranty.

9.           Subordination.  Each Guarantor hereby subordinates the payment of all obligations and indebtedness of Borrowers owing to such Guarantor, whether now existing or hereafter arising, including but not limited to any obligation of any Borrower to any Guarantor as subrogee of Agent or any Lender or resulting from such Guarantor’s performance under this Guaranty, to the indefeasible satisfaction of all Guaranteed Obligations, and the termination of any commitments by Lenders under the Loan Agreement.  If Agent or any Lender so requests, any such obligation or indebtedness of any Borrower to any Guarantor shall be enforced and performance received by such Guarantor as trustee for Agent and Lenders and the proceeds thereof shall be paid over to Agent on account of the Guaranteed Obligations, but without reducing or affecting in any manner the liability of any Guarantor under this Guaranty.  Notwithstanding the foregoing, a Guarantor may demand and accept repayments of indebtedness of a Borrower owing to such Guarantor as such repayment is expressly permitted under the Loan Agreement.

10.           Stay of Acceleration.  In the event that acceleration of the time for payment of any of the Guaranteed Obligations is stayed, in connection with any case commenced by or against any Guarantor or any Borrower under any Insolvency Proceeding, or otherwise, all such amounts shall nonetheless be payable by the Guarantors immediately upon demand by Agent.

11.           Expenses.  Each Guarantor shall pay on demand all out-of-pocket expenses in any way relating to the enforcement or protection of Agent’s or any Lender’s rights under this Guaranty or in respect of the Guaranteed Obligations, including any incurred during any “workout” or restructuring in respect of the Guaranteed Obligations and any incurred in the preservation, protection or enforcement of any rights of Agent or any Lenders in any Insolvency Proceeding.  The obligations of each Guarantor under this paragraph shall survive the payment in full of the Guaranteed Obligations and termination of this Guaranty.

12.           Miscellaneous.  No provision of this Guaranty may be waived, amended, supplemented or modified, except by a written instrument executed by Agent and each Guarantor.  No failure by Agent or any Lender to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy or power hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law or in equity.  The unenforceability or invalidity of any provision of this Guaranty shall not affect the enforceability or validity of any other provision herein.  Unless otherwise agreed by Agent and the Guarantors in writing, this Guaranty is not intended to supersede or otherwise affect any other guaranty now or hereafter given by any Guarantor for the benefit of Agent or any Lender or any term or provision thereof.

13.           Condition of Borrowers.  Each Guarantor acknowledges and agrees that it has the sole responsibility for, and has adequate means of, obtaining from each Borrower and any other guarantor such information concerning the financial condition, business and operations of such Borrower and any such other guarantor as the Guarantor requires, and that Agent and Lenders have no duty, and no Guarantor is relying on Agent or any Lender at any time, to disclose to such Guarantor any information relating to the business, operations or financial condition of any Borrower or any other guarantor (the guarantor waiving any duty on the part of the Lender to disclose such information and any defense relating to the failure to provide the same).

14.           Setoff.  If and to the extent any payment is not made when due hereunder, Agent and any Lender may setoff and charge from time to time any amount so due against any or all of any Guarantor’s accounts or deposits with Agent or any Lender.

15.           Representations and Warranties.  Each Guarantor represents and warrants that (a) it is duly organized and in good standing under the laws of the jurisdiction of its organization and has full capacity and right to make and perform this Guaranty, and all necessary authority has been obtained; (b) this Guaranty constitutes its legal, valid and binding obligation enforceable in accordance with its terms; (c) the making and performance of this Guaranty does not and will not violate the provisions of any applicable law, regulation or order, and does not and will not result in the breach of, or constitute a default or require any consent under, any material agreement, instrument, or document to which it is a party or by which it or any of its property may be bound or affected; and (d) all consents, approvals, licenses and authorizations of, and filings and registrations with, any governmental authority required under applicable law and regulations for the making and performance of this Guaranty have been obtained or made and are in full force and effect.

16.           Indemnification and Survival.  Without limitation on any other obligations of the Guarantors or remedies of Agent or any Lender under this Guaranty, each Guarantor shall, to the fullest extent permitted by law, indemnify, defend and save and hold harmless Agent and each Lender from and against, and shall pay on demand, any and all damages, losses, liabilities and expenses (including attorneys’ fees and expenses and the allocated cost and disbursements of internal legal counsel) that may be suffered or incurred by Agent or any Lender in connection with or as a result of any failure of any Guaranteed Obligations to be the legal, valid and binding obligations of any Borrower enforceable against the Borrowers in accordance with their terms.  The obligations of each Guarantor under this paragraph shall survive the payment in full of the Guaranteed Obligations and termination of this Guaranty.

17.           Governing Law; Jurisdiction; Waiver of Jury Trial.

(a)           THIS GUARANTY SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES.

(b)           EACH GUARANTOR HEREBY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT SITTING IN OR WITH JURISDICTION OVER NEW YORK COUNTY, NEW YORK, IN ANY PROCEEDING OR DISPUTE RELATING IN ANY WAY TO THIS GUARANTY, AND AGREES THAT ANY SUCH PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT.  EACH GUARANTOR IRREVOCABLY WAIVES ALL CLAIMS, OBJECTIONS AND DEFENSES THAT IT MAY HAVE REGARDING SUCH COURT’S PERSONAL OR SUBJECT MATTER JURISDICTION, VENUE OR INCONVENIENT FORUM.  Service of process by Agent in connection with an action or proceeding regarding this Guaranty shall be binding on each Guarantor if sent to such Guarantor by registered or certified mail at its address specified below or such other address as from time to time notified by such Guarantor.  Nothing herein shall limit the right of Agent or any Lender to bring proceedings against any Guarantor in any other court, nor limit the right of any party to serve process in any other manner permitted by applicable law.  Nothing in this Agreement shall be deemed to preclude enforcement by Agent of any judgment or order obtained in any forum or jurisdiction.

(c)           EACH OF THE GUARANTORS AND THE AGENT, FOR ITSELF AND ON BEHALF OF THE LENDERS, BY ITS ACCEPTANCE HEREOF, HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH OF THE GUARANTORS AND THE AGENT, FOR ITSELF AND ON BEHALF OF THE LENDERS,  BY ITS ACCEPTANCE HEREOF, (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 17.

18.           Assignment.    This Guaranty shall (a) bind each Guarantor and its successors and assigns, provided that no Guarantor may assign its rights or obligations under this Guaranty without the prior written consent of Agent (and any attempted assignment without such consent shall be void), and (b) inure to the benefit of Agent, Lender and their successors and assigns and any Lender may, without notice to the Guarantors and without affecting the Guarantors’ obligations hereunder, assign, sell or grant participations in the Guaranteed Obligations and this Guaranty, in whole or in part.  Each Guarantor agrees that Agent and Lenders may disclose to any assignee of or participant in, or any prospective assignee of or participant in, any of its rights or obligations of all or part of the Guaranteed Obligations any and all information in Agent’s or Lender’s possession concerning any Guarantor, this Guaranty and any security for this Guaranty.

19.           Notices and Communications.

(a)           Notice Address.  All notices and other communications by or to a party hereto shall be in writing and shall be given to any party, at such party’s address shown on the signature pages hereof.  Each such notice or other communication shall be effective only (a) if given by facsimile transmission, when transmitted to the applicable facsimile number, if confirmation of receipt is received; (b) if given by mail, three Business Days after deposit in the U.S. mail, with first-class postage pre-paid, addressed to the applicable address; or (c) if given by personal delivery, when duly delivered to the notice address with receipt acknowledged.  Any written notice or other communication that is not sent in conformity with the foregoing provisions shall nevertheless be effective on the date actually received by the noticed party.

(b)           Electronic Communications; Voice Mail.  Electronic and voice mail may not be used as effective notice under this Guaranty.

(c)           Non-Conforming Communications.  Agent and Lenders may rely upon any notices purportedly given by or on behalf of any Guarantor even if such notices were not made in a manner specified herein, were incomplete or were not confirmed, or if the terms thereof, as understood by the recipient, varied from a later confirmation.  Each Guarantor shall indemnify and hold harmless each of Agent, each Lender, and their respective officers, directors, employees, affiliates, agents and attorneys from any liabilities, losses, costs and expenses arising from any telephonic communication purportedly given by or on behalf of a Guarantor.

20.           Additional Guarantor Waivers and Agreements.

(a)           Each Guarantor understands and acknowledges that if Agent forecloses judicially or non-judicially against any real property security for the Guaranteed Obligations, that foreclosure could impair or destroy any ability that such Guarantor may have to seek reimbursement, contribution, or indemnification from Borrowers or others based on any right such Guarantor may have of subrogation, reimbursement, contribution, or indemnification for any amounts paid by such Guarantor under this Guaranty.

(b)           Each Guarantor waives all rights and defenses that such Guarantor may have because of any of the Guaranteed Obligations is secured by real property.  This means, among other things:  (i) Agent may collect from the Guarantors without first foreclosing on any real or personal property collateral pledged by any Borrower; and (ii) if Agent forecloses on any real property collateral pledged by any Borrower: (A) the amount of the Guaranteed Obligations may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (B) Agent may collect from the Guarantors even if Agent, by foreclosing on the real property collateral, has destroyed any right the Guarantors may have to collect from the Borrowers.  This is an unconditional and irrevocable waiver of any rights and defenses any Guarantor may have because any of the Guaranteed Obligations is secured by real property.

(c)           Each Guarantor waives any right or defense it may have at law or equity to a fair market value hearing or action to determine a deficiency judgment after a foreclosure.

21.           Obligations Secured.  The obligations of Guarantors hereunder are secured by that certain Security Agreement entered into by Guarantors and Agent as of even date herewith, as may be amended, restated or otherwise modified from time to time.

[Signature pages to follow]

CONN’S, INC.,
a Delaware corporation

By: /s/ Michael J. Poppe
Name: Michael J. Poppe
Title: Executive Vice President and Chief Financial Officer
Address:
3295 College Street
Beaumont, Texas  77701

CAI CREDIT INSURANCE AGENCY, INC.,
a Louisiana corporation

By: /s/ Michael J. Poppe
Name: Michael J. Poppe
Title: Chief Financial Officer
Address:
3295 College Street
Beaumont, Texas  77701

CAI HOLDING CO.,
a Delaware corporation

By: /s/ Michael J. Poppe
Name: Michael J. Poppe
Title: Chief Financial Officer and Treasurer
Address:
3295 College Street
Beaumont, Texas  77701

S-1
Continuing Guaranty

CONN LENDING, LLC,
a Delaware limited liability company

By: /s/ Mary S. Stawikey
Name: Mary S. Stawikey
Title: President and Secretary
Address:
3295 College Street
Beaumont, Texas  77701

CAIAIR, INC.,
a Delaware corporation

By: /s/ Michael J. Poppe
Name: Michael J. Poppe
Title: Chief Financial Officer and Treasurer
Address:
3295 College Street
Beaumont, Texas  77701

S-2
Continuing Guaranty